UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under §240.14a-12

WPX Energy, Inc
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Important Information

On December 16, 2019, WPX Energy, Inc., a Delaware corporation (the “Company”), held a conference call regarding the contemplated transactions (the “Acquisition”) by that certain Securities Purchase Agreement (the “Purchase Agreement”) between the Company and Felix Investment Holdings II, LLC, a Delaware limited liability company. A copy of the transcript of this conference call is filed herewith pursuant to Rule 14a-12.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This communication includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included herein that address activities, events or developments that the company expects, believes or anticipates will or may occur in the future are forward-looking statements. Investors are cautioned that any such statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in the forward-looking statements. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the company, including but not limited to: the ability of the parties to consummate the Acquisition in a timely manner or at all; satisfaction of the conditions precedent to consummation of the Acquisition, including the ability to secure required consents and regulatory approvals in a timely manner or at all, and approval by the Company’s stockholders; the possibility of litigation (including related to the Acquisition themselves); and other risks described in the Company’s SEC filings. The Company does not undertake and expressly disclaims any obligation to update the forward-looking statements as a result of new information, future events or otherwise. All forward-looking statements are based on management’s estimates, projections and assumptions as of the date hereof.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities.

ADDITIONAL INFORMATION ABOUT THE ACQUISITION AND WHERE TO FIND IT

In connection with the Acquisition, the Company will file a proxy statement with the SEC. The definitive proxy statement will be mailed to the Company’s stockholders and will contain important information about the Acquisition and related matters. THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE ACQUISITION BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ACQUISITION AND THE PARTIES TO THE ACQUISITION. The definitive proxy statement and other relevant materials (when they become available) and any other documents filed by the Company with the SEC may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, security holders will be able to obtain free copies of the definitive proxy statement from the Company by contacting Investor Relations by mail at WPX Energy, Attn: Investor Relations, P.O. Box 21810, Tulsa, Okla., 74102, or by

2

going to the Company’s Investor Relations page on its corporate web site at www.wpxenergy.com/investors/.

PARTICIPANTS IN THE SOLICITATION

The Company and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the Acquisition. Information the Company’s directors and executive officers is set forth in the Company’s Proxy Statement on Schedule 14A for its 2019 Annual Meeting of Stockholders, which was filed with the SEC on March 27, 2019, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on February 21, 2019. These documents are available free of charge at the SEC’s web site at www.sec.gov, and the Company by contacting Investor Relations by mail at WPX Energy, Attn: Investor Relations, P.O. Box 21810, Tulsa, Okla., 74102, or by going to the Company’s Investor Relations page on its corporate web site at www.wpxenergy.com/investors/. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Acquisition will be included in the proxy statement that the Company intends to file with the SEC.

3

Raw Transcript 16-Dec - 2019 WPX Energy, Inc. ( W PX ) Acquisition of Felix Energy by WPX Energy, Inc. Call Total Pages: 26 Copyright © 2001-2019 FactSet CallStreet, LLC 1-877-FACTSET www.callstreet.com

WPX Energy, Inc. (WPX) Acquisition of Felix Energy by WPX Energy, Inc. Call Raw Transcript 16-Dec-2019 CORPOR ATE PARTICIPANTS David Sullivan Director-Investor Relations, WPX Energy, Inc. Richard E. Muncrief Chairman & Chief Executive Officer, WPX Energy, Inc. Clay M. Gaspar President & Chief Operating Officer, WPX Energy, Inc. Todd Scruggs Director-Strategic Development & Planning, WPX Energy, Inc. ... OTHER P ARTICIP ANTS Subash Chandra Analyst, Guggenheim Partners Neal Dingmann Analyst, SunTrust Robinson Humphrey, Inc. Irene Haas Analyst, Imperial Capital LLC ... MAN AGEMENT DISCUSSION SECTION Operator: Ladies and gentlemen, thank you for standing by and welcome to the WPX Energy Webcast Conference Call. At this time, all participants are in a listen-only mode. After this speaker's presentation, there will be a question-and-answer session. [Operator Instructions] I would now like to hand the conference over to your speaker today, David Sullivan, the Director of Investor Relations. Thank you and please go ahead sir. ... David Sullivan Director-Investor Relations, WPX Energy, Inc. Thank you and good morning everybody. Earlier this morning, we announced the acquisition of Felix, the press release and investor presentation related to this transaction could be found on our website. On the call this morning, our Chairman and CEO, Rick Muncrief, will review the prepared slide tab along with Rick, our President and COO; Clay Gaspar and our CFO; Kevin Vann and other members of the management team will be available for questions and after the presentation. Please review the forward-looking statements and disclaimer on oil and gas reserves at the end of the presentation there. They are important and integral to our remarks, so please review them. And with that, I'll turn it over to Rick. ... Richard E. Muncrief Chairman & Chief Executive Officer, WPX Energy, Inc. Thank you, David and good morning everyone. Today, I'm pleased to spend some time with you sharing the details of our just announced acquisition of Felix Energy's Delaware Basin upstream assets. The 58,500 net acres were acquiring compliments or core state line position in the Northern Delaware Basin and enhances all of our already strong per share metrics. This transaction also comes with significant production which we're estimating to be approximately 60,000 Boe per day at the time we close with the 70% oil cut on pre-stream basis. 2 Copyright © 2001-2019 FactSet CallStreet, LLC 1-877-FACTSET www.callstreet.com

WPX Energy, Inc. (WPX) Acquisition of Felix Energy by WPX Energy, Inc. Call Raw Transcript 16-Dec-2019 Now I go through the presentation, you'll notice there are no slides showing operational synergies and the net present value of those synergies that you typically see with E&P transactions. This is intentional. It doesn't mean there aren't any synergies. Matter of fact quite the contrary. We believe there's tremendous upside for WPX shareholders as we apply our operational, midstream and marketing strength and approach to the Felix assets. But we didn't include any assumed value from synergies in the metrics. The benefits for doing this are abundantly clear, immediate accretion per share, leverage neutrality, a larger and more durable free cash flow and the de-risked nature of this asset. Simply put, this is the only type of transaction we would even consider based on the high bar we've always had. We were only interested if they could deliver a quality deal at an attractive price that would appeal to a generalist investor. All of these factors, more than just about today's announcement. Now let's turn to slide 2 to discuss some of the highlights. The deal we announced with Felix is accretive on all of the relevant metrics; earnings per share, cash flow per share, margin per BOE, free cash flow per share and return on capital employed. We look forward to talking more about that in the Q&A. The high margin oil production and inventory quality is creating a larger and more durable free cash flow picture going forward. This will allow us to implement a dividend after the deal closes. WPX plans to pay a $0.10 per share annualized dividend. This transaction is leverage-neutral, which is important because we're targeting to be at 1 times leverage at the end of 2021, assuming a $50 WTI. And as you all know, this organization has worked very hard to get our balance sheet and the strength – strong position we're in. We're also adding about 1,500 high oil cut gross operated locations along with significant existing production. The Lockey contiguous acreage allows for long lateral development with an average lateral length of approximately 9,200 feet. That its purchase price represents a very attractive 3.5 times or 2020 expected EBITDA assuming only a $50 WTI price. Now let's turn to Slide 3 for an overview of the transaction. The total consideration of the acquisition is $2.5 billion. $900 million will come from cash funded through an issuance of new senior notes with the balance coming from WPX shares approximately 153 million shares. The transaction accelerates our five year vision targets increases our margin per BOE and delivers meaningful cash flow. The transaction also increases our oil cut --high oil cut inventory which will allow us to maintain a consolidated commodity mix of over 60% oil for the foreseeable future. As I mentioned, we didn't factor operational synergies into valuation but this gives us a critical mass in our existing Hayley area. That scale should allow us to drive more operational efficiencies and utilize existing WPX marketing arrangements to add significant value. Closing to subject to shareholder approval targeted for early in the second quarter at close we expect pro forma equivalent production of more than 240,000 BOE per day at approximately 64% oil. Now let's turn to slide 4 to discuss the enhancements to our fiver year targets. If you go back to October of 2014 we laid out a five year vision for the company. As five years ago [indiscernible] as we achieved it. We laid out a new five year vision on our last earnings call that assumes an oil price of $50 to $55. Now we also discussed all of our capital allocation decisions whether it's investing in the drill bit for operated or non-operated wells, for midstream opportunities, for leasehold purchases, for share buybacks or even acquisitions, must meet or enhance these goals. And by the way, we're continuing – we're going to continue the opportunistic share buyback program we've had in place. As we've said, this program is designed to take advantage of WPX share of property location in the market. It is not a prescriptive quarter to quarter program. 3 Copyright © 2001-2019 FactSet CallStreet, LLC 1-877-FACTSET www.callstreet.com

WPX Energy, Inc. (WPX) Acquisition of Felix Energy by WPX Energy, Inc. Call Raw Transcript 16-Dec-2019 In terms of free cash flow yield, the transition significantly accelerates our ability to generate meaningful free cash flow. The pro forma entity can generate $450 million to $550 million in free cash flow in 2022 at $50 WTI price. The accretive structure of the deal with the stronger margins per BOE are helping pro-forma WPX achieve double-digit corporate level returns, much sooner than we expected versus a standalone WPX. This is what attracted us to this opportunity. Turning to slide 5, let's see how this transaction compares with other deals in the Delaware. The bars on the slide are in chronological order starting with our RKI acquisition. The bar show the per acre acquisition cost of all deals over $750 million in the Delaware Basin at today's commodity price. The chart shows that the median price in the Delaware since the RKI acquisition is approximately $27,500 per acre. The deal we're announcing today has a per acre cost of just under $12,000 or less, half of them have the median price. I'd like to point out that even using today's commodity price, the RKI deal at $17,283 per acre is 37% below the median price and that's excluding the midstream value that we have received over the last several years. that we have received over last several years. The line across the top of the chart shows the amount of the total transaction cost allocated to the purchase of undeveloped locations, the median amount paid for an undeveloped location since RKI has been 86% of the total acquisition costs. Today's deal only has 30% of our total acquisition cost allocated to undeveloped locations and I want to remind you that we're getting 1,500 gross operating locations with average lateral lengths of 9,200 feet and oil cuts of 70%. On the bottom right of the slide you can see the acquisition allocation pricing sensitivities. At $55 WTI the implied cross cost per acre drops to $8,547 an acre. At $60 WTI the cost drops to $4,701 per acre and at $65 the implied cost per acre is zero. I will put another – put another way at a $65 world which is not totally unimaginable, the acreage is free. To me this slide highlights the attractive price and a de-risked nature of this transaction and the substantial upside for WPX shareholders. Turning to slide 6, let's discuss the 2020 free cash flow. First, let's look at the 2020 pro forma plan. The themes for next year remain the same. We're going to continue budgeting for $50 WTI. We're going to continue to generate free cash flow and we're going to continue to drive our leverage toward our target of 1.0 turns. Our capital plan accounts for a total of 12 rigs in the Permian starting in the second quarter after close. Let me break out the number for you. It assumes maintaining the 5 rigs that Felix currently has running to continue running after the close of the transaction. It assumes maintaining the five rigs that Felix currently has running to continue running after the close of the transaction. We are also running five rigs in the Delaware and we're planning to be at seven by the end of the first quarter. In the Wilson basin the three rigs we're running will drop to two by mid-year. Also we plan to make two dividend payments in 2020 with the first payment in the third quarter. As investors we think of free cash flow as investors and as we think of free cash flow there are a couple of basic questions. Number one how much of that free cash flow is coming back to me. Number two how much upside is there to growing it. And number three, how long can we do it. Implementing the dividend answers the first question. Secondly you can see the large amount of free cash flow we're generating in 2020 at $50 WTI and its growth potential beyond $50 oil. And finally third we have multiple decades of high quality inventory that will allow us to grow our free cash flow year-over-year even at $50 WTI. 4 Copyright © 2001-2019 FactSet CallStreet, LLC 1-877-FACTSET www.callstreet.com

WPX Energy, Inc. (WPX) Acquisition of Felix Energy by WPX Energy, Inc. Call Raw Transcript 16-Dec-2019 So let's turn to slide 7 and discuss our inventory quality. This slide shows the good distribution of wells on the majority of the Felix acreage. The five pads in the northern portion of the acreage all have more than one year of production. These pads all have three or more wells on them. All of them are two mile wells that are focused either on the upper Wolfcamp or the third Bone Spring. All of these wells have cumulative oil in the first 12 months well over 200,000 barrels of oil. Three of the five pads are averaging over 250,000 barrels of oil per well. The five well pad in the south is focused on the third Bone Spring upper Wolfcamp and lower Wolfcamp. Those wells only have 10 months of actual production but we're excited because we were forecasting to produce on average approximately 210,000 barrels of oil per well in the first 12 months of production. Also you can see the Felix's average cumulative oil production is among the top in the entire basin. This acreage fits with our strong preference for the Northern Delaware and is located entirely in state of Texas. All of these wells compete very well with our core state line acreage. Turning to slide 8, this is the summary of what the traction transaction is so attractive to shareholders. And I think it helps answer the question of why this deal and why now? Number one, we're going to implement a dividend after the close of the transaction that's sustainable and can grow over time, number two this transaction is leverage neutral and we're still on target to be one-turn levered at the end of 2021 assuming a $50 crude oil price, number three this transaction is de-risked with a tremendous amount of gross locations and upside potential from commodity prices and synergies, number four, we will have stable cash flow generation and growth at $50, number five we have a deep inventory of economic projects at $50 WTI, number six the pro forma WPX will it will feature investment grade metrics and scale. Turning to slide 9, that reflect of what we've done over the last five years. In short, we've been very optimistic in a number of ways. This is our history, this is our track record and we would argue that is second to none, even with a challenging commodity price backdrop right on timing right on the market and right on returns and value. We're being very optimistic again and if you consider of what we've already accomplished this transaction should be right on the mark for shareholders too. And with that we'll turn it over to the operator for Q&A. Operator? 5 Copyright © 2001-2019 FactSet CallStreet, LLC 1-877-FACTSET www.callstreet.com

WPX Energy, Inc. (WPX) Acquisition of Felix Energy by WPX Energy, Inc. Call Raw Transcript 16-Dec-2019 QUESTION AND ANSWER SE CTION Operator: Thank you. [Operator Instructions] And our first question comes from the line of Brian Singer with Goldman Sachs. Your line is now open. ... Q Thank you. Good morning. ... A Good morning, Brian. ... Q On slide 7 when you look at the inventory, do you expect that the well reserves that you have here are going to be representative of what you would expect going forward for the average of your 1,500 well inventory or is it the better or worse set of wells drilled and is there anything that you plan to do differently in terms of spacing, drilling, et cetera. ... A Well. I'm going to have Clay and I will probably tag team this question that I think this is representative of this acreage, what I really like Brian is if you look – if you look up on circle number 4 of the Snowmass wells you see some really really nice performance, all the way down to the far southern end and the UL Loveland pad and where we think this is representative of what we're going to see. You know there's been some question about from – we've heard from some folks about the eastern part of the acreage but I would – I would call your attention to the box number two there, the Grizzly State, those are really really strong wells Wolfcamp A and Wolfcamp B. We also know from our own operations and others operations as you go toward the northern – northern end of that acreage and truly approach the state line in New Mexico, you're you know you're getting up into not too far from the Red Hills area. so we all know, industry knows that's a very, very prolific area. So, we think that these – these are representative of what we'll just see in the future. And I'll let Clay, take it from here. ... A Clay M. Gaspar President & Chief Operating Officer, WPX Energy, Inc. Yeah, Brian. I would just add the chart on the top right of slide 7, represents all of Felix's productions, all of their wells run that out on cumulative oil on a per foot basis. We felt like that was a good look to really understand how do these well stack up, not any subset or any subzones, all the wells. And how does it stack up relative to the entire Delaware Basin. You can see very favorably. One other thing I want to point out and I think for those that are only looking at maybe three month cues or one month cues, you know, Felix has a very unique and we find 6 Copyright © 2001-2019 FactSet CallStreet, LLC 1-877-FACTSET www.callstreet.com

WPX Energy, Inc. (WPX) Acquisition of Felix Energy by WPX Energy, Inc. Call Raw Transcript 16-Dec-2019 appealing flow back scheme specific to this acreages related geochemistry I'll save you some of the details but they employ a what we call a slow back philosophy. So you're not going to see the splashy IPs on a 24-hour or 30-day notice but what you see and it was very well represented by that green curve is the flatness of that out of 18 months really catching you know kind of P50 results in the first six months that you can see it really start to lap the other wells and when you get all the way out to 18 and 24 months which is still very relevant from a PV perspective. The wells continue to outperform and so we're very encouraged. Obviously, the high pressure the oily nature of these wells are incredibly attractive to us that there's no doubt the eastern edge is the eastern side of the basin and so we're very thoughtful at how many landing zones, what the target is that all of that is accounted for and appropriately risked in our numbers. Yeah I think that's it there. ... Q Great. Thank you that that's very helpful color. My follow up is you mentioned up top that, you know, there wasn't a specific synergy number and kind of looking at – you're looking at the acreage wasn't a specific synergy number, and kind of looking at – if you're looking at the acreage, it's not exactly a contiguous with the bulk of your other acreage. But can you talk a little bit about any potential scale maybe above ground that could come into play? Or is there any – impact that you see in terms of the cost structure on your legacy acreage as a result of having a bigger position in the basin? ... A You know Brian, as far as the proximity of this acreage to – here on the slides in particular that the box – it's actually about the same distance just 20 miles or so from 15 miles, 20 miles from our Rustler breaks up just outside of Carlsbad where we continue to make some wonderful wells. So really this – this pit is right – right in our trend, we like it Rustler breaks down to this area north of the Gresham fault, and it's just a – I think the northern Delaware is a sweet place to be. So we think that, we'll see quite a few operational synergies. What's interesting to me and Clay can expand some more, but you know our culture here is one of continuous improvement and we also know a lot of smart people in this industry and we see opportunities to compare approaches you know from others we can sometimes apply what we do to others acreage or our new acreage and vice versa. And at the end of the day you end up with a better quality product and I'm really excited about it. We've taken field tours, I think our operational folks are – they are extremely, extremely pleased what they see and intrigued with some of the performance is Clay talked about the Slovak approach. ... A Yeah. Brian I'll just add to it you know we spent a full day on Wednesday operations team – and the operations team out in the field, and I think there was a mutual respect. We think very highly of Felix is operational savvy, these are – these guys are – there's no dummies in that organization. And I can tell you my these guys are or there is no dummies in that organization and I can tell you Mayfield walked away saying hey we're going to incorporate things that we saw today back in our processes and of course they saw things that were improvements that we'll be able to incorporate on the Felix side as well. But I think about marketing I think about supply chain, I think about the critical mass that we now have in the Haley area, even the capital allocation you know we talk about synergies we have not reallocated capital to fully optimize --we have a working plan that we have set out. But I can tell you there are always be when you have a bigger opportunity set and you really start to kind of cherry picking this is the best opportunity freezes up in Williston. Now that we have more oil inventory maybe we'll run a little harder there. So there are some things that will happen --significant value that will be 7 Copyright © 2001-2019 FactSet CallStreet, LLC 1-877-FACTSET www.callstreet.com

WPX Energy, Inc. (WPX) Acquisition of Felix Energy by WPX Energy, Inc. Call Raw Transcript 16-Dec-2019 created. Just know that that is not baked into the base case that's what we wanted to really try and convey that we do see these operational synergies. We just didn't want to present it as the things that would be necessary to justify the deal. Our base case is plain vanilla and it shines. ... Q Great. Thank you so much. ... A Thank you, Ron. ... Operator: Thank you. And our next question comes from the line of Kashy Harrison with Simmons Energy. Your line is now open. ... Q Good morning, everyone and... ... A Good morning. ... Q ...congratulations on the transaction. ... A Thank you. ... A Thanks, Kashy. ... Q So you guys have done a great job highlighting you know how this fits strategically so I'll stick some operational questions. If I recall Felix had a sizable midstream footprint which was left out of the equation --left out of this transaction. Could you share some color on if there are any long term arrangements with WPX now and with Felix midstream and or just how the midstream fits into the equation moving forward? ... 8 Copyright © 2001-2019 FactSet CallStreet, LLC 1-877-FACTSET www.callstreet.com

WPX Energy, Inc. (WPX) Acquisition of Felix Energy by WPX Energy, Inc. Call Raw Transcript 16-Dec-2019 A Yeah. I'm going to have Todd Scruggs, he's is our Vice President of Business Development. He'll --he can feel that question Vice President of Business Development. He can fill that question and Todd's done a lot with the midstream. ... A Todd Scruggs Director-Strategic Development & Planning, WPX Energy, Inc. Doug, great, great question. And the answer really is that we're going to have – we're going to have contracts in place with the assets around the Felix midstream, those contracts are very good contracts, we feel really good about and we feel like we've got a really strong counter-parties of really great protections. I think they go right in line with the other midstream things that we've done in the ranges we've put in place. We feel like we've got all the same kind of protections and flexibility we'd want to have if we own the midstream assets ourselves. ... A And just in addition, we do have some existing water contracts with Felix and so we at some of our Haley area water has gone to Felix have done a great job. We have a high degree of confidence in their ability to build midstream. And as we have other counter-parties, we feel like that will be good continuity as well. ... Q Got it. And then just for my follow-up, post the deal, you're going to be running up 14 rigs across both the Permian and the Williston position. Do you have enough people at WPX to operate on that level of activity or do you need to increase staffing, will you be bringing people on board from Felix, just some color on that if you have enough people to run the business moving forward? ... A You know Rick mentioned that we're always kind of looking for great opportunity. Our bar is high. And that's kind of how we run the business. Same thing is true on people. W e're always looking for talent. The bar is high, but we would love to have some – some of the talent that I was just bragging about the Felix organization. There'll be opportunities. I don't see a significant G&A expansion. You know our drilling and completions team is just phenomenal. They've done an incredible job driving out costs, driving up well performance. It's very evident in the work we've done. The structure itself you know with the addition of a few engineers here there I think can be --can be very powerful. So we have mostly of the capabilities but we're always looking to add-on, bolt-on some high end talent. ... Q Yeah. So the – most of the head count increase will be associated with just the field operations the pumpers and that's you know [indiscernible] we paid per LOE from a G&A professional staff I think I'll start with the back office. Kevin he has done a great job in implementing a new accounting system over the last year so and it's going quite 9 Copyright © 2001-2019 FactSet CallStreet, LLC 1-877-FACTSET www.callstreet.com

WPX Energy, Inc. (WPX) Acquisition of Felix Energy by WPX Energy, Inc. Call Raw Transcript 16-Dec-2019 well. We've got to lean very, very strong functioning back office. Same thing on the marketing side and you know from an engineering and NGO side I think it would be just quite honestly a pretty small --small group of people that we might possibly add. But once again from a G&A perspective you're talking on a unit basis a lot --a lot of production but not much G&A and so it's virtually worse than nothing. ... Q That's it for me. ... A Thanks, Kashy. ... A Thank you. ... Operator: Thank you. And our next question comes from the line of Leo Mariani with KeyBanc. Your line is now open. ... Q Hey, guys. I was hoping you could provide maybe a little bit more color around just the background the deal with this – competitive deal or just negotiated transaction that you guys did here in you know obviously you guys have had a lot of success in the Delaware so just wanted to also get a little bit of color around kind of the key reasons for the deal. I mean obviously it sounds like a – the cheap purchase price but WPX felt like they needed more scale in the next couple of years, in the Delaware just any color you had running in those [indiscernible] would be great. ... A Leo, good question. I think from our perspective, we've been watching the Felix team for two or three years, real closely and actually as Clay mentioned, we – you know they build up their water system, we've actually have been delivering into them, so we had some strong relationships, we have offsetting wells that were very, very good wells that we've been really, really intrigued by high oil cut. So that's – that's always a good thing, being in the state of Texas, that's always a good thing. And so we've kept – we've kept in contact with them. And I think as – to be honest, as we think about the Felix folks and their financial sponsors at EnCap, I think the testimony that they are taking $1.6 billion of our equity tells you that they've got a tremendous amount of confidence in our team. And so I think there's mutual respect between the WPX team and the Felix team and so we've kept in contact. We like to understand what others are doing. And so that's been a very, very healthy relationship and it's paid off. And I know that – and in the end, I think I think it's common knowledge out there that that Felix at one time thought they would sell the entire company to some of the larger players at the end of the day. You know that didn't happen. And so as they've decided to go a different route and monetize midstream separately. And so we watch – we watched that and so as a matter of fact, we just kept in touch with them, we thought the timing was right, it fit 10 Copyright © 2001-2019 FactSet CallStreet, LLC 1-877-FACTSET www.callstreet.com

WPX Energy, Inc. (WPX) Acquisition of Felix Energy by WPX Energy, Inc. Call Raw Transcript 16-Dec-2019 with our – within the framework of our five-year vision and it worked out really well. So the high oil cut, the timing, I think it all lined up and you know I think a wonderful transaction has been made. ... A And Leo, just for the clarity, and one of the thing, during that time, say over last 12 months, Felix has doing a great job of testing east, testing south, testing these other landing zones – and you know what I mean, not every landing zone has worked, but that is incredibly important knowledge for us to sit across the table, and be able to come to value. So I think that as the stars aligned this was the right time, it wasn't the right time a year ago or 24 months ago. We've been engaged in watching and active you know us – as Brian's team is – always grinding and looking for that opportunity. And when the stars lined the way they have and we're able to jump on it. ... A Yeah. And if you think about – you know us transitioning from a very, very high growth organization, and if you think about three years ago this time Permian was producing 12,000 barrels of oil a day and the Bakken was at 24,000 barrels of oil a day so a 36,000 barrels of oil a day and so just organically what we've done is we've tripled that. So now we've had a strong growth. I think that we've shown the market our operating expertise and so now when you look at it, if this is the perfect transaction as we transition from that high growth entity to one that really focused on a free cash flow generation and remember something is front and center for us as we want to have a transaction that truly changed the narrative. So that we could really, really appeal to any generalist investor and we think that this deal is done that. ... Q Good insight. A great color there. And I guess maybe just with respect to the 1,500 wells, I was hoping to get a little bit more color in terms of – you know what zones you guys kind of assume there? Is it a just largely Wolfcamp A, and Third Bones or just whatever you kind of tell us about you know that 50 wells, 100 wells and also I'm assuming that's probably an engineered count there with kind of sticks on a map at this point as well, is that accurate? ... A Yeah. It's more than just sticks on the map. We have economics run and we really looked in great detail with these wells. In the – it's in the appendix or its --now this is slide 12. We talked about overall well count we break it down not into every granular landing zone but you can kind of see it break down into the four main areas there. If you keep working on that the numbers that we've given you kind of back into some of the incremental but we want to move past is to say okay here's what the inventory looks like and so it's pretty profound nearly 5,000 wells. These are most of them you know very long laterals. 2,700, 2,8000 of very long laterals and in the right part of the basin, very oily and strong economic. So really excited about that quality of inventory and the significant bump that it made. ... Q 11 Copyright © 2001-2019 FactSet CallStreet, LLC 1-877-FACTSET www.callstreet.com

WPX Energy, Inc. (WPX) Acquisition of Felix Energy by WPX Energy, Inc. Call Raw Transcript 16-Dec-2019 Thanks, Scott. ... A Thank you. ... Operator: Thank you. And our next question comes from the line of Betty Jiang with Credit Suisse. Your line is now open. ... Q Hello. Good morning. ... A Hi. ... Q So Felix asset just seems a very capital efficient asset so I'm just trying to understand that a little bit more on the details. My first question is on the PDP decline. Clay you mentioned that choke management really contributed to the shallower decline. So what was Felix PDP decline be in 2020 and how does that compare to WPX standalone. ... A Betty as always good question, very insightful. The choke management does impact the base decline in fact I saw a question from somebody yesterday along the lines of speculating that because Felix has been growing so aggressively that their base decline was going to be amongst the highest and its actually counterintuitive because of their choke management which you pointed to the base decline is actually a little bit lower, it's just below 40% fourth quarter 2019 to fourth quarter 2020, and so call it upper 30s which is accretive to our base decline because we have grown both in Williston and our Permian assets very aggressively. As you know, one of the five year vision targets is to work towards that 30% base decline running the Felix at 5 rigs flat, starting with this existing base decline is very – helps us get worked toward that goal. ... Q Got it. No, that's helpful. And then the second question is on the cash flow margin, just based on the EBITDA multiple it seems to me that Felix cash flow margin per barrel is almost close to $33. That will put it among the best – among the Permian E&Ps, so oil mix aside, what's making their margins so good? I mean is there any other benefit from measuring infrastructure? ... 12 Copyright © 2001-2019 FactSet CallStreet, LLC 1-877-FACTSET www.callstreet.com

WPX Energy, Inc. (WPX) Acquisition of Felix Energy by WPX Energy, Inc. Call Raw Transcript 16-Dec-2019 A Well, I think it's – I think it's a lot of things. I mean if you look at over 70% oil cut on a three stream basis, I think the gathering agreements that I have are healthy, so you're – you're getting your revenue per boe is a – is a very high number. I think the LOE is moderate and then if you take a G&A that is virtually I won't see is – you never say zero but it's – it's – it's very very low. All those – all those really – really point to that direction and that's what excites us Betty of one of many things, excites us about this transaction is that – is that strong margin enhancement. If you think about some of our future contract we think that we're going to be able to – from a marketing perspective not only maintain those strong margins but I think we truly have a chance to enhance from – even a little further and so we're excited about that actually our marketing folks or administrating folks are excited about that. ... Q and that again – that's just certainly a compliment to the Felix team that they run a tight ship. There's a lot of things that we look forward to bringing not just assets and organizations but some of those skills and those lessons that they've done such a good job on. ... Q Got it. Now that's helpful. If I could sleep, one more quick one, what's the current well cost on Felix or what are you guys assuming on a dollar preferred basis? ... A Yeah, so $10 million wells for two-mile laterals, we're just below that and our Stateline area. We're on about $950 dollars per foot in Stateline. So there's a little bit opportunity there. Again, we haven't baked any of that into the base case but certainly our supply chain guys are crack you know drilling completions steam are going to take a fresh look at this and there will be winds and things that we can improve on. We're really pleased with contractors we're used as you scale into that. We've built a great name with some of our supply chain counter-parties and we hope that this move translates into incremental value on these assets as well. ... Q Got it. Great. Thank you. ... A Thank you. ... Operator: Thank you. And our next question comes from the line of Subash Chandra with Guggenheim Securities. Your line is now open. ... 13 Copyright © 2001-2019 FactSet CallStreet, LLC 1-877-FACTSET www.callstreet.com

WPX Energy, Inc. (WPX) Acquisition of Felix Energy by WPX Energy, Inc. Call Raw Transcript 16-Dec-2019 Q Yeah, it seems to me Subash Chandra Analyst, Guggenheim Partners Yeah. Thanks. Good morning. Rick you mentioned this before. Good morning. Congrats. that as you said that Felix their marketing strategy initially was ... A Hi, Subhash. ... Q Good morning, congrats. Yeah. It seems to me that as you said that Felix, their marketing strategy initially was to have a very focused sales effort, reaching out to larger companies, you know smaller set of those, that apparently didn't work. And then they broaden the effort. Do you think as they broadened the effort, your ability to close was a signature you know advantage that you had? ... A So I think there's – if I – if I look at the history of it, I think a lot of the larger companies really are not in the market right now. I think there's a thought out there that the multinationals will be scooping everyone up. And I don't – and we've talked about this before. We really haven't seen that. I don't think near-term you'll see a great deal of that. And I think a lot of that's because they're focused on getting their own operations ramped up and so they want to probably prove to themselves by getting the returns they really thought they were going to get. And so we'll see how that all plays out. I think if you look at some of the other maybe more aggressive acquirers historically in the Permian, you know their names as well as I do. I think for one reason or the other, either they've made recent transactions or they're going to go ahead and focus on, on their operations near-term. We just had a – we thought a window of opportunity, where the stars aligned and we were disciplined I think you know that the Felix management team and their financial sponsor were ready to monetize. And so at the end of the day, I think you know we worked successfully together to land it at a spot that worked I think well for both parties. And but I do think we had a competitive advantage. I think the timing worked well. I think a competitive advantages mention one other comments is the track record we've established over the last several years, the balance sheet that we have. Kevin and his team did a wonderful job in reshaping some of our debt track-record we've established over the last several years, the balance sheet that we have, and Kevin and his team did a wonderful job in reshaping some of our debt towers a few months back and it's worked out really well for us. And so – you know if you put all those together, and I think if you're Felix management member or you're part of Aztec family you would – you can see why this wonderful asset – that the Felix team put together you can see why the WPX would pause and consider this, and how it fits within our five year vision and then the second thing you could see with our track record why we're attracted to them, and so it's a – I mean stars aligned and so a good transaction has taken place. ... Q No absolutely. Especially at the price you got for. The – when I look at this asset, you know it's capital efficient as it is, that you mentioned and the capital – it would seem that, it would attract capital marginally, but it doesn't need to because it kind of flipped to free cash flow status right. So how do you play this asset? Do you think this 14 Copyright © 2001-2019 FactSet CallStreet, LLC 1-877-FACTSET www.callstreet.com

WPX Energy, Inc. (WPX) Acquisition of Felix Energy by WPX Energy, Inc. Call Raw Transcript 16-Dec-2019 becomes – you know if you're going to do – deliver a 10% CAGR, do you think you reinvest in this asset which might make some other Delaware assets or – Permian – or Delaware or Williston assets sales worthy? Or do you milk the free cash flows from Felix? ... A Subash, just to be clear – we worked hard – first of all to scale down the company to get to quality assets, you can listen along for the last several years. that's challenging work, and I think we were very thoughtful and disciplined about what's stated in the portfolio and what left the portfolio, now that we are bolting-on to high quality assets, it doesn't make us feel any, any less about the quality we have in our core existing Delaware position or our Williston assets. What it does is, it freezes up to be more thoughtful about how we allocate capital we've talked about a plan we are, we are talking about today that is our starting case, you start with three rigs in the Williston you ramp down the two during the course of the year and Permian, excuse me, the WPX Permian. You start with five, you ramp it to seven in the first quarter and then you hold steady at five and feelings. And say, we get our arms around this thing. We get this deal closed, we understand the capabilities of infrastructure and all those things that are you know things you really have to own to understand, hey then maybe this is the place we ramp. Maybe this is the place that we pause, build additional infrastructure or do some other things. But it gives us that flexibility to move the capital around to really with the most value creative opportunities for WPX and that that really means a lot to us. ... A And as well as you could to add just one thing. I think we've got the track record of doing just, just what Clay mentioned there. That's not some kind of vision if you will. We've actually done that we did that this year when we slowed down a tad in the Permian because we had some just some phenomenal wells to drill in the Bakken and so the timing, timing was right. We still have got a lot of lot of drilling to do in the Bakken with some great returns. But the fact is this, this management team has a track record of putting the money where the best returns are. And I think as Clay mentioned, we get this, this asset in house and we will, we will stack it up against everything else and see how, how it is funded. ... Q Yeah, yeah no question Ricky tend to do the right thing. And just a final one for me. The lockup considerations if any? ... A Yeah. I mean you know from our perspective we think that we landed in a, in a good spot on lock-up and something that we negotiated hard on and I think we just – we ended up in a good spot. And you know I think if you talk to the EnCap folks you know it worked out really well for them. You ended up with the management team being able to take a little money off the table and then you also ended up with the EnCap team, what I view is more of a longer term partner with us. So... ... A 15 Copyright © 2001-2019 FactSet CallStreet, LLC 1-877-FACTSET www.callstreet.com

WPX Energy, Inc. (WPX) Acquisition of Felix Energy by WPX Energy, Inc. Call Raw Transcript 16-Dec-2019 And the lock up is two thirds of the shares through 180 days is kind of the specifics of the transaction. ... Q Okay. Perfect. Thank you. ... Operator: Thank you. And our next question comes from the line of Charles Meade with Johnson Rice. Your line is now open. ... Q Good morning, Rick and Clay. And I imagine it's an exciting time for your whole team there. ... A Very exciting. ... A It is. Yeah. As we were – we live in this Christmas season. It's we're bringing the great news and so Christmas to shareholders and our boys. ... Q Well, I hope your families excepted that when you guys were spending extra hours in the office and that how these deals are, but let me ask you are just – I was going to ask about that that lock up of maybe just a little bit more color. I appreciate the details two thirds of the shares for 180 days but you guys are taking two EnCap boarders or you have two EnCap representatives on your board. They're obviously taking your shares. Can you – what are your kind of internal thoughts about how long EnCap is going to stick around and what can you add on that front? ... A Well, I think they're going to stick around for a quite some time. Now, will they over time monetize, I'm sure they will quite honestly, but there are some provisions in the – the board sees that we'd encourage them to stay with us for quite some time. And I think if you look at his team, we feel that we're a wonderful investment. So I think they're going to be very thoughtful as they distribute shares to some of their LPs you know down – down the road. I can see you know it's hard – hard to say right now, but I can see the potential for them, they can stand as a co-investor for WPX for several, several years. ... A 16 Copyright © 2001-2019 FactSet CallStreet, LLC 1-877-FACTSET www.callstreet.com

WPX Energy, Inc. (WPX) Acquisition of Felix Energy by WPX Energy, Inc. Call Raw Transcript 16-Dec-2019 And one other thing you know I like to add, I think the private equity mentality of, we're on the clock, time is of the essence, every dollar counts and it's withering away for not investing and being thoughtful about it. I mean that's a healthy injection for any publicly traded company. I really believe the private equity guys do that exceptionally well. They know time value of money better than anyone because they live it. So I'm excited about having a couple of new board members that the names that EnCap have presented are outstanding, outstanding folks. And I think they will fit in with our board and be challenging to the management team which is ultimately the goal of the board and push the value for the organization, it represents shareholders well. ... Q Got it. And then for my follow-up, I want to go back to your slide 7. And thanks you guys have a whole lot of information on here. But just two questions on this. And, Rick, you may have covered this in your prepared comments, but this figures we're seeing on the per well averages on your kind of your table on the left, what is the – what's the relevant time span for those for those cums? So that's the first part of the question. The second part of the question, perhaps this is Clay's and we look at that that graph on the upper right, which is hugely informative, but the gray P25, P50, P90, presumably those are all industry wells they are more or less analogous to the gray in that little reference map you have below and what --if that's right what vintage of all those wells are we looking at there? ... A Yeah. It is all wells. I think it was 2016 and current from there all wells in the basin, yeah, and what you said on the left side if that was the question those are 12 month queues for the first five. The number six we only had 10 months of actual so we forecasted two wells to get it to a 12 month. So it will be apples and apples with the others. But you can see the distribution on the inset map, that's a real important thing what we talked about you know the stars aligning one of the most important things that we needed to see looking back 24 months and even 12 months ago was really delineating and testing this acreage position because that eastern edge has always been the question that's why Felix was able to get in this, they moved east. They took a position, very intelligent position obviously paid out very well for them but it was really an unknown and so they've --as they've tested these. You can see the results. It allowed us to really be able to see and understand the incredible value here and the opportunity we have with a 1,500 or 1,500 or more 9,200 foot wells. ... Q Got it, Clay You'll --I'm sure you get more questions on that eastern [indiscernible] from me and other people going forward. But I appreciate all the detail here this morning. ... A Yeah. Happy to provide it when we get more. ... Operator: Thank you. ... 17 Copyright © 2001-2019 FactSet CallStreet, LLC 1-877-FACTSET www.callstreet.com

WPX Energy, Inc. (WPX) Acquisition of Felix Energy by WPX Energy, Inc. Call Raw Transcript 16-Dec-2019 A Thank you. ... Operator: And our next – our next question comes from the line of Jeff Grampp with Northland Capital Markets. Your line is now open. ... Q Good morning, guys. ... A Good morning. ... Q I was curious sticking on the eastern side of the basin question, can you guys talk about any H2S production that may be already on the Felix assets and any takeaway solutions that might be in place for that? ... A Yes. So, that's a – it's a great question, it's one of the reasons we want to have kind of an extended team, boots on the ground to walk it to really understand it, if we draw a line somewhere right down the middle of the acreage approximately there is about a [ph] 504 per million cut off and that's you know the west of that less H2S, east of that a little bit more H2S and it kind of ramps from there. So, and then of course you're familiar with the Halcon assets as you move further east. It continues to get even higher than that. Several members of our team including Rick and myself have significant H2S experience. It is not something we take lightly. We will have all of the safety precautions in place and really be thoughtful about how to manage this, when you get into the real high in concentrations you get into acid gas injection and even marketing of the sulfur itself. I don't think we have that high of the H2S contents – contacts but you know certainly all the safety protocols, we were very impressed with the way Felix operates this, and I will continue with that and only enhance it from here forward. ... Q All right. Great. Appreciate that. And my follow up more of a broader question on the dividend. Can you guys just talk about the framework to assess kind of future increases and how you guys might kind of prioritize that versus say you know continuing to fight buyback in terms of shareholder return? ... A 18 Copyright © 2001-2019 FactSet CallStreet, LLC 1-877-FACTSET www.callstreet.com

WPX Energy, Inc. (WPX) Acquisition of Felix Energy by WPX Energy, Inc. Call Raw Transcript 16-Dec-2019 Yeah. Obviously the dividend will be the highest priority going forward, not to say that we are not going to be committed to our share repurchase program but as Rick mentioned it is as we stated initially when we rolled out that the share repurchase program as you look at dislocations in the market we wanted that tool in our tool box and we will continue to be buying shares as those opportunities present themselves. I think the $0.10 is roughly about a 1% yield on the dividend. That's what we're initially targeting, but you know you often look at the the amount of additional free cash flow that these assets are going to bring in in 2020 and as that, that free cash flow continues to grow in 2021, 2022 and 23. I can't say at this point, and obviously it's going to be commodity price contingent that we're really confident in that $0.10 I think as we go forward in those free cash flow that, that $50 to $55 continued to increase, we're going to have a lot more flexibility in maintaining that dividend and potentially increasing it over the next two to three years which again was one of the, one of the tenets that we were we were striving towards whenever we were looking at potential or that this potential transaction is you know do we have the opportunity to implement a dividend and obviously when you think about the deal metrics being, being based on $50 world and we're currently trading in our ability to go in and start hedging these economics, I'm going to have a whole lot more confidence in our ability to not only pay that dividend but to potentially increase it over the next 24, 36 months. ... A And one thing I'll add real quick on that of course when we're talking about paying dividends, initiating dividends that's all board approval item. So we're talking about things that we plan or intend to do. But all of course subject to the court approval. ... Q All right, at first the time and congrats on ending 2019 with the bank. ... A Thank you. ... A Thank you. ... Operator: Thank you. And our next question comes from the line of Neal Dingmann with SunTrust. Your line is now open. ... Q Neal Dingmann Analyst, SunTrust Robinson Humphrey, Inc. Good morning to all. Regarding to my first question just obviously be better if I think we're running more rates, I'm just wondering, when you think about is you're up to 12 rigs, is there going to be I guess a shift a bit on, on pad design or will you be able to do larger pads in the such because obviously the larger size Because that – obviously if that – the larger size you'll have – and maybe if you could talk about that once you get to that larger rig count – in the Permian obviously? ... 19 Copyright © 2001-2019 FactSet CallStreet, LLC 1-877-FACTSET www.callstreet.com

WPX Energy, Inc. (WPX) Acquisition of Felix Energy by WPX Energy, Inc. Call Raw Transcript 16-Dec-2019 A Yeah, you know I – I certainly scale has its benefits, there's a few things that come to mind – you know I think as we look across the table at some of our key supply chain partners, our service companies, you know their ability to run more equipment on our locations, allow them – serious economies of scale around redundancies and efficiencies that directly translate into value for us – ultimately value to the shareholders. Also think about our own synergies internally – you know as we move up our ability to share instead of you know 1.5 frac crews rounding up to 2 frac crews and 3 frac crews, that – you know that helps us significantly as well, if you have – it not if, when you have changes in the schedule, you're able to move things around much easier. You know I think the things that you're also talking about, when you're moving – you know not just dollars around, but equipment around and then you're thinking about how do you plan these wells? You know we have – we take the smallest – excuse me the largest bites, we can, number of wells we can and still check all the other boxes we need to check. And what I mean by that is when we visit State line standard operation procedure today is that we'll go in – and we'll drill all four well to six wells at a visit, and then we'll come back six months to nine months later, we'll do it again, or do it again to ultimately that pad has developed. As you scale up it does free you up to take maybe it's nine wells, maybe it's a 12 maybe it's a 12 well bite. I don't think maybe it's a 9 well, maybe it's a 12 well buy. I don't think we're going to get to 20 to 30 at a time anytime soon. But it certainly helps us because every one of those rig visits also translates into a rig move and the associated costs of starting up and shutting down, so there's additional efficiencies associated with that. I'll repeat myself just for the importance, again, none of that is baked into the base plan but there is a 100% confidence that we will find additional synergies that are just additional value creation above and beyond what we have in this base plan. ... Q Now, makes sense. And then one last one, Rick, is there any difference the way – when you and Clay think about this sort of you know I know, you're on that slide you show, you're kind of free cash flow yield sort of projections. Again, just maybe talked about you know when you think about growth balancing growth with free cash flow with you have obviously buybacks and all the other shareholder return, you know, now do you see any changes, with the larger size now that you'll have or maybe just philosophy wise, Rick, can you just talk – maybe just go over that again? Thank you. ... A Yes. I think for me, the large – you know the larger cash flow generation gives us a couple of things. Number one, a surety to be able to deliver on our five-year vision, it also gives you some – some options. Whatever – whatever commodity prices you know you're faced with. In the event of a strong pullback in commodity price, at these – subsequent to this close of this transaction, you have the scale to be able withstand a pullback in commodity prices for quite some time. And I think that's in hands. So that's good. On the other hand, should we be underestimating what crude prices do over time with our – with our inventory of high oil cut acreage, now we're going to be in a wonderful position there to think about our options. So I just think that you know top to bottom I gives us a lot of higher power. We talked about if you recall we wanted to get to a dividend by 2024 that is competitive with the S&P and we lay that out in our third quarter. We also wanted to be able to you know continue with our opportunistic share buyback program. So really I think it's you know your question is spot on it just gives us a lot of opportunities. We'll try to be very prudent and thoughtful in that balance of growth and free cash flow 20 Copyright © 2001-2019 FactSet CallStreet, LLC 1-877-FACTSET www.callstreet.com

WPX Energy, Inc. (WPX) Acquisition of Felix Energy by WPX Energy, Inc. Call Raw Transcript 16-Dec-2019 and I think right now what the market needs is a slower growth and more free cash flow generation and we get it. And I think this transaction certainly gives us ability to do that. ... Q Thanks so much, guys. ... Operator: Thank you. And our next question comes from the line of Gail Nicholson with Stephens. Your line is now open. ... Q Good morning, everybody. And Kevin this is a question for you. I just kind of curious and the thought post the transaction and how investment grade can be attained and how the transaction can maybe accelerate, achieving IG status earlier? ... A Yeah. I think, Gail, good question. I think if you look at without getting into the specifics of the ratings grids this moves us up because of the additional free cash flow that we're going to be generating over the next several years. I think the one really big item that a lot of the rating agencies tend to look at is just the scale and that gets back to the durability of that free cash flow and this messes up quite a bit on that scale factor. So you know we're not investment grade on all metrics, but this transaction at least on three or four of the investment grid or the grid metrics we are moving up to that level. And so you know I don't think it's necessarily a goal of ours to become investment grade but I think it's going to be a natural outcome if we are in the commodity price world of 50 to 55 over the next two to three years or above that. So you know stay [indiscernible] as we've mentioned the transaction we're going to be opportunistic about how we go out and we start to apply some notes around this transaction. But I think the investment grade, the hurdle for us is much – is much clearer and much more we can get it there a lot faster than we once could. ... Q Thank you. And then I think prior to the deal about 80 plus percent of your Delaware oil is exposed to international Gulf Coast pricing can you just talk about any desired layer on any more incremental firm transport post deal? ... A Hey. This is Todd again. We'll be looking at that in context with the rest of our portfolio when you look now at our existing Permian production this Felix perming --this Felix Permian production along with our Bakken production. We have a lot of barrels that really might allow us to achieve some new economies of scale down on the Gulf Coast to allow us to drive down costs even more and potentially increase our net back. That's one of the areas that we think in addition to the on the ground operating synergies could be a real area of upside for us over the course of the next few years. ... 21 Copyright © 2001-2019 FactSet CallStreet, LLC 1-877-FACTSET www.callstreet.com

WPX Energy, Inc. (WPX) Acquisition of Felix Energy by WPX Energy, Inc. Call Raw Transcript 16-Dec-2019 A Todd was that baked into the base economics? ... A No, Clay. That was not. ... A Okay. Thank you for the question. ... Q Great. Thanks guys. ... A Thank you. ... Operator: Thank you. And our next question comes from the line of Joe Allman with Baird. Your line is now open. ... Q Thank you and good morning, everybody. So my first question is about that inventory so could you just remind us what your inventory in the Delaware and the Bakken are separately pre-Felix was – or is? And then – this 512 – basically tell us that if Felix has 1,500 Permian locations, and it combine is of course the 5,000 – that you had basically a 3,500? And could you also address – adjust the quality of inventory? ... A Yeah, several questions – I'll try and hit them, Joe. Yeah. So we were 30 – 3,500 – call it before plus 1,500 rough numbers gets you to the nearly 5,000 that math is correct. As we look at the histogram as you've seen many times we plot up all of the wells of inventory and I tell you feel Felix snaps in real nicely and even our top quartile opportunity set which means that advise for at capital day one. What was the other – there's another question in there? ... A Yeah. Just the – and the implications – so if you – a 5,000 locations – it would take a long time to get through that, what are the implications for the inventory especially in terms of – like asset sales? 22 Copyright © 2001-2019 FactSet CallStreet, LLC 1-877-FACTSET www.callstreet.com

WPX Energy, Inc. (WPX) Acquisition of Felix Energy by WPX Energy, Inc. Call Raw Transcript 16-Dec-2019 A Okay. So – you know we're – always looking for trades, I'll tell you that and I think this will be more opportunity for us to continue with the great work that our land team does to kind of core up and color up the acreage. I don't – I wouldn't see this as a read through on – now we want to sell a piece of the existing business in anyway – you know I think in this world of free cash flow and the importance of free cash flow Williston basin is going to be the king of free cash flow. And so that helps support these – the existing Permian as well as the new Felix transactions. It's incredibly important that this transaction to itself is free cash flow in the first year. That's – that was something that's very attractive to us. So I think all of those things. Joe, you know the team well, we worked very hard to always improve and we're never done. But this doesn't unlike the RKI transaction where it was clear we needed to do some deals to clean up the balance sheet immediately and we were in a very aggressive mode to get those deals done. Man, we've said today looking at this as a great organization, a great opportunity set the portfolio works we can check all the boxes that we laid out again without any additional transactions. As you can tell by the slide Rick presented on the activity that we've done we're not going to rest on our on our hands and say that we're ever done with improving the organization. ... Q That's helpful. And quickly, how many Bakken locations left to drill? ... A About 200 Joe. We've never really shied away from that. You know it's it is a true quantifiable number. I can tell you the team is out there working very hard to look for additional opportunities. Again, could be trades could be Boltons but that's a very mature basin that there's really no secrets out there. I'm very proud and humbled to report that I think we do it as well if not better than anyone else especially on the reservation and that should provide you know intuitively that should provide us opportunities. We haven't been able to do a real material deal out there yet but don't write that off yet, we're always hunting and working that acreage and we think we know it as well as anybody in our team up there can do as well as anybody on drilling, completing and producing those wells. ... Q Great helpful. And then just in terms of the competitive nature of this whole process, I know you just discussed it a couple of times but you know You know Jagged Peak has been for sale since I think around October 2018, when did WPX first get the circular being invited to look at it and kind of at the end of last couple of months, are you basically say it really wasn't that competitive at all, are you saying actually it was pretty competitive still? ... A Well, I think you'd – from my perspective, they – the Felix team really has been working on three potential transactions – two to three, the midstream and then possibly even splitting their midstream up in between crude and water, so they've been working pretty hard on this. But for us, to focus on what we bought. As I said in earlier 23 Copyright © 2001-2019 FactSet CallStreet, LLC 1-877-FACTSET www.callstreet.com

WPX Energy, Inc. (WPX) Acquisition of Felix Energy by WPX Energy, Inc. Call Raw Transcript 16-Dec-2019 comments, we've kept in touch with these guys over the last couple of years, watched their – watched their progress. We compared the notes and then only we're only really in the last 30 days, 45 days did we really get serious about having some meaningful conversations. And I'll just take you back to the comments made earlier, there's lot of people on the sidelines for one reason or the other, and so not – not really real active right now. And so we think that it was a perfect time for us to sit down and negotiate what we think is a great, great deal. So as I mentioned earlier, not only there is – there's a lot of players out there but for one reason or the other, they've decided now it's not the time for them to try to transact. And so I don't know there's specific story, but for us it's a great time. ... A And I'll just add one other thing, I think you know for the Felix team, they got into this business ultimately to sell this business. This is they've built an exceptionally high quality team and they operatored it very, very well with a long term focus, I might add very impressively but you know I would say from day one if they got the right offer they were going to do the right business deal and exit and go do it again. That's kind of the nature of what they set out to do. So we've talked to their management team from the very beginning about the possibilities and then also that the technical teams have been in communication as we are with many other companies for years now and so I don't think this was something that just popped up these relationships are cultivated over the course of years and when the stars aligned you just hope that their stars are aligning same time your stars are aligning and ultimately we can get a deal done. I might also point out you know Brian's team has hasn't slowed down one bit but this is the first acquisition we've done in nearly three years... ... Q Three years. ... A ...and so we know that we have looked at a lot of opportunities and works opportunities exceptionally hard. And ultimately it just wasn't the right thing for our side or for their side to commence a deal. So for this to actually come together is a pretty unique opportunity for us and we don't take that lightly so very very excited and I know that the team on the other side is very excited as well so. We hope that that is where these deals all worked out. ... Q That's great, well, thank you Rick and Clay for the additional color. ... A Thank you. ... Operator: Thank you. And our last question comes from the line of Irene Haas with Imperial Capital. Your line is now open. ... 24 Copyright © 2001-2019 FactSet CallStreet, LLC 1-877-FACTSET www.callstreet.com

WPX Energy, Inc. (WPX) Acquisition of Felix Energy by WPX Energy, Inc. Call Raw Transcript 16-Dec-2019 Q Irene Haas Analyst, Imperial Capital LLC Yeah. Hi good morning, I have a quick question for you. Felix being a private company, I just want to know how much debt they may have and what's the size of the revolver and is Felix currently cash neutral of free cash flow generating? ... A Well, first of all, we have no debt. We will be assuming no debt through this transaction. As you think about post transaction and as Rick mentioned in his opening commentary, the additional depth that we will be taking on for the cash consideration portion of it, you know we will be – we've got back stock from our advisors and now we will be looking to opportunistically hit the market sometime early next year. From a cash flow generation perspective again as Rick mentioned for 2020 the model shows about $70 million of additional free cash flow that we expect these assets to be generating and that's commensurate with kind of look at the level of the dividend that we will be implementing in 2020. ... A And that's at $50. ... A That's at – I'm sorry that is at $50 oil. ... Q Okay. So, the implication is they are already free cash flow generating this year. ... A They are just at making that transition, that's correct. ... A They will be in the first quarter. ... Q Okay. Thank you so much. ... 25 Copyright © 2001-2019 FactSet CallStreet, LLC 1-877-FACTSET www.callstreet.com

WPX Energy, Inc. (WPX) Acquisition of Felix Energy by WPX Energy, Inc. Call Raw Transcript 16-Dec-2019 A Thank you. ... A Thank you. ... Unverified Participant Okay. I think that wraps it up for our Q&A session today. So, we thank everyone very much for the time this morning. We're going to be spending quite a bit of time on the phones with our investors today. So, really in closing I think I've got three – three major things. Number one I think the transaction we've announced this morning checks all the boxes for us. Number two, as with any transaction, you'll have those that doubt you. This may – they made out timing, they may doubt your technical evaluation or they doubt your ability to execute. Simply put this team has a track record of removing those doubts. And finally these assets and this price will help us to improve our ability to deliver on our five-year vision, as we've always said we have a high bar and we always will and we think that this transaction has cleared that bar and we look forward to getting out and exploiting these assets over the next several decades. Thank you very much. Have a wonderful day. ... Operator: Ladies and gentlemen, this concludes today's conference call. Thank you for participating, and you may now disconnect. Disclaimer The information herein is based on sources we believe to be reliable but is not guaranteed by us and does not purport to be a complete or error-free statement or summary of the available data. As such, we do not warrant, endorse or guarantee the completeness, accuracy, integrity, or timeliness of the information. You must evaluate, and bear all risks associated with, the use of any information provided hereunder, including any reliance on the accuracy, completeness, safety or usefulness of such information. This information is not intend ed to be used as the primary basis of investment decisions. It should not be construed as advice designed to meet the particular investment needs of any investor. This report is published solely for information purposes, and is not to be construed as financial or other advice or as an offer to sell or the solicitation of an offer to buy any security i n any state where such an offer or solicitation would be illegal. Any information expressed herein on this date is subject to change without notice. Any opinions or assertions contained in this i nformation do not represent the opinions or beliefs of FactSet CallStreet, LLC. FactSet CallStreet, LLC, or one or more of its employees, including the writer of this report, may have a position in any of the securities discussed herein. THE INFORMATION PROVIDED TO YOU HEREUNDER IS PROVIDED "AS IS," AND TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, FactSet CallStreet, LLC AND ITS LICENSORS, BUSINESS ASSOCIATES AND SUPPLIERS DISCLAIM ALL WARRANTIES WITH RESPECT TO THE SAME, EXPRESS, IMPLIED AND STATUTORY , INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTI CULAR PURPOSE, ACCURACY, COMPLETENESS, AND NON-INFRINGEMENT. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, NEITHER FACTSET CALLSTREET, LLC NOR ITS OFFICERS, MEMBERS, DIRECTORS, PARTNERS, A FFILIATES, BUSINESS ASSOCIATES, LICENSORS OR SUPPLIERS WILL BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES, INCLUDING WITHOUT LIMITATION DAMAGES FOR LOST PROFITS OR REVENUES, GOODWILL, WORK STOPPAGE, SECURITY BREACHES, VIRUSES, COMPUTER FAILURE OR MAL FUNCTION, USE, DATA OR OTHER INTANGIBLE LOSSES OR COMMERCIAL DAMAGES, EVEN IF ANY OF SUCH PARTIES IS ADVISED OF THE POSSIBILITY OF SUCH LOSSES, ARISING UNDER OR IN CONNECTION WITH THE INFORMATION PROVIDED HEREIN OR ANY OTHER SUBJECT MATTER HEREOF. The contents and appearance of this report are Copyrighted FactSet CallStreet, LLC 2019 CallStreet and FactSet CallStreet, LLC are trademarks and service marks of FactSet CallStreet, LLC. All other trademarks mentioned are trademarks of their respective companies. All rights reserved. 26 Copyright © 2001-2019 FactSet CallStreet, LLC 1-877-FACTSET www.callstreet.com